Exhibit 99.2

BEL FUSE INC. AND SUBSIDIARIES

SEGMENT INFORMATION

(Unaudited)

Disaggregated revenue by geographic region and sales channel (unaudited)

	Aerospace, Defense & Rugged Solutions ("ADRS")
	Q1-25	Q2-25	Q3-25	Q4-25	FY 2025	Q1-24	Q2-24	Q3-24	Q4-24	FY 2024
By Geographic Region:
North America	$55,060	$63,669	$65,525	$66,420	$250,674	$43,884	$45,380	$42,414	$52,006	$183,684
EMEA	25,108	25,878	28,730	28,439	108,155	9,436	11,242	11,422	19,700	51,800
Asia	2,954	2,285	2,043	2,751	10,033	965	1,200	1,879	1,660	5,704
	$83,122	$91,832	$96,298	$97,610	$368,862	$54,285	$57,822	$55,715	$73,366	$241,188

By Sales Channel:
Direct to customer	$63,818	$73,990	$76,171	$75,055	$289,034	$34,070	$36,428	$34,085	$54,612	$159,195
Through distribution	19,304	17,842	20,127	22,555	79,828	20,215	21,394	21,630	18,754	81,993
	$83,122	$91,832	$96,298	$97,610	$368,862	$54,285	$57,822	$55,715	$73,366	$241,188

	Industrial Technology & Data Solutions ("ITDS")
	Q1-25	Q2-25	Q3-25	Q4-25	FY 2025	Q1-24	Q2-24	Q3-24	Q4-24	FY 2024
By Geographic Region:
North America	$41,211	$48,386	$54,779	$52,322	$196,698	$45,672	$46,547	$38,141	$48,116	$178,476
EMEA	15,709	15,073	14,601	16,951	62,334	17,549	15,728	14,487	13,946	61,710
Asia	12,196	13,008	13,302	9,055	47,561	10,584	13,108	15,295	14,431	53,418
	$69,116	$76,467	$82,682	$78,328	$306,593	$73,805	$75,383	$67,923	$76,493	$293,604

By Sales Channel:
Direct to customer	$45,622	$51,913	$57,014	$53,060	$207,609	$48,611	$49,365	$46,358	$54,252	$198,586
Through distribution	23,494	24,554	25,668	25,268	98,984	25,194	26,018	21,565	22,241	95,018
	$69,116	$76,467	$82,682	$78,328	$306,593	$73,805	$75,383	$67,923	$76,493	$293,604

	Year Ended December 31, 2025			Year Ended December 31, 2024			10-K		10-K
	ADRS	ITDS	Total	ADRS	ITDS	Total	2025	Variance	2024	Variance
By Geographic Region:
North America	$250,674	$196,698	$447,372	$183,684	$178,476	$362,160	$447,372	$-	$362,160	$-
EMEA*	108,155	62,334	170,489	51,800	61,710	113,510	104,586	(65,903)	104,291	9,219
Asia*	10,033	47,561	57,594	5,704	53,418	59,122	123,497	65,903	68,341	(9,219)
	$368,862	$306,593	$675,455	$241,188	$293,604	$534,792	$675,455	$-	$534,792	-
										-
By Sales Channel:										-
Direct to customer	$289,034	$207,609	$496,643	$159,195	$198,586	$357,781	496,643	-	357,781	-
Through distribution	79,828	98,984	178,812	81,993	95,018	177,011	178,812	-	177,011	-
	$368,862	$306,593	$675,455	$241,188	$293,604	$534,792	$675,455	$-	$534,792	$-

*  The table above reflects a reclassification of sales out of the previously reported Asia sales of $65.9 million for the year ended December 31, 2025 and $9.2 million for the year ended December 31, 2024. The former Europe region is now labeled EMEA, which includes Israel sales (previously categorized within Asia).

Key financial data (unaudited)

	Aerospace, Defense & Rugged Solutions ("ADRS")
	Q1-25	Q2-25	Q3-25	Q4-25	FY 2025	Q1-24	Q2-24	Q3-24	Q4-24	FY 2024
Net sale	$83,122	$91,832	$96,298	$97,610	$368,862	$54,285	$57,822	$55,715	$73,366	$241,188
Cost of sales	49,794	53,842	56,727	57,417	217,780	34,668	35,310	35,310	45,511	150,799
Gross profit	33,328	37,990	39,571	40,193	151,082	19,617	22,512	20,405	27,855	90,389
Gross profit %	40.1%	41.4%	41.1%	41.2%	41.0%	36.1%	38.9%	36.6%	38.0%	37.5%

Other Segment Disclosures:
Total Assets	$647,325	$657,501	$658,378	$655,065	$655,065	$205,927	$227,442	$232,572	$613,631	$613,631
Capital Expenditures	1,173	1,974	1,355	2,819	7,321	2,038	612	2,073	3,021	7,744
Depreciation and Amortization Expense	5,010	4,870	4,905	4,907	19,692	1,668	1,709	1,735	3,987	9,099
Interest Expense	492	382	192	68	1,134	32	26	6	360	424

	Industrial Technology & Data Solutions ("ITDS")
	Q1-25	Q2-25	Q3-25	Q4-25	FY 2025	Q1-24	Q2-24	Q3-24	Q4-24	FY 2024
Net sale	$69,116	$76,467	$82,682	$78,328	$306,593	$73,805	$75,383	$67,933	$76,483	$293,604
Cost of sales	43,336	48,471	51,224	48,586	191,617	45,115	44,205	43,521	47,809	180,650
Gross profit	25,780	27,996	31,458	29,742	114,976	28,690	31,178	24,412	28,674	112,954
Gross profit %	37.3%	36.6%	38.0%	38.0%	37.5%	38.9%	41.4%	35.9%	37.5%	38.5%

Other Segment Disclosures:
Total assets	$230,257	$235,476	$234,380	$216,129	$216,129	$254,108	$245,556	$246,923	$269,358	$269,358
Capital expenditures	1,612	1,950	459	535	4,556	890	584	1,264	3,153	5,891
Depreciation and amortization expense	1,535	1,588	1,603	1,598	6,324	1,894	1,617	1,773	1,573	6,857
Interest expense	(376)	(295)	(153)	(44)	(868)	147	136	127	561	971

	Year Ended December 31, 2025				Year Ended December 31, 2024
	ADRS	ITDS	Corporate	Total	ADRS	ITDS	Corporate	Total
Net sales	$368,862	$306,593	$-	$675,455	$241,188	$293,604	$-	$534,792
Cost of sales	217,780	191,617	1,640	411,037	150,799	180,650	985	332,434
Gross profit	151,082	114,976	(1,640)	264,418	90,389	112,954	(985)	202,358
Gross profit %	41.0%	37.5%	nm	39.1%	37.5%	38.5%	nm	37.8%

Other Segment Disclosures:
Total Assets	$655,065	$216,129	$64,006	$935,200	$613,631	$269,358	$66,800	$949,789
Capital Expenditures	7,321	4,556	125	12,002	7,744	5,891	473	14,108
Depreciation and Amortization Expense	19,692	6,324	576	26,592	9,099	6,857	501	16,457
Interest Expense	1,134	(868)	14,485	14,751	424	971	2,683	4,078